Exhibit 10.1
ImageWare Systems, Inc.

Subscription Form

Series A Convertible Preferred Stock
Liquidation Preference $1,000 per Share

Investor’s Name:	_____________________________________________________

Investor’s Address	_____________________________________________________
_____________________________________________________

Investor’s Social Security or Federal Tax Identification Number:	_____________________________________________________

Brokerage Firm (for delivering shares):	_____________________________________________________

Account Number at Brokerage Firm:	_____________________________________________________

DTC Participant Number:	_____________________________________________________

Number of Shares Subscribed for:	______________________________________________________

Amount Owed for Shares:	____________________________________ ($_____ per share)

Wire Information:
Date of Wire: ___________________

Fed Reference No.: ______________

Investor agrees and acknowledges that the Shares subscribed for shall be issued as of the date of acceptance of this Subscription Form by ImageWare Systems, Inc., and delivered to Investor within five (5) business days thereafter

Representations, Warranties, Agreements:

By executing and returning this form, the undersigned represents, warrants and agrees that:

(i)
he/she/it is the investor, or has full power and authority to act on behalf of and bind the investor in subscribing as set forth herein and making these representations, warranties and agreements;

(ii)
the shares are being offered pursuant to ImageWare System, Inc.’s (“ImageWare”) Prospectus dated May 4, 2017 and its Prospectus Supplement dated September 15, 2017 (available at http://iwsinc.com under Investor Relations/ Preferred Stock Offering, or by email to wwetherell@iwsinc.com;

(iii)
the investor has had full opportunity to read and review such Prospectus and Prospectus Supplement and the additional documents they incorporate by reference, and consult with an attorney regarding such Prospectus, Prospectus Supplement and additional documentation; and

(iv)
the information provided herein and these representations, warranties and agreements are accurate and complete, and shall remain so until the undersigned notifies ImageWare otherwise.

Contact information, if we have any questions:	__________________________________	(Phone)

	_________________________________	(Email)

Signature:	______________________________
By:___________________________
Date:__________________________

Subscription Instructions:

1. Wire the funds to:

Bank name
Bank address
ABA routing #
Swift #
Account name
Account #

2. Execute the subscription form (being sure to include the date of the wire and the wire Fed. Ref. No.) and email the form to rcharest@disclosurelawgroup.com.

For questions please email: jsudweeks@disclosurelawgroup.com.